UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 7, 2018

WSI Industries, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-00619	41-0691607
(Commission File Number)	(I.R.S. Employer Identification No.)

213 Chelsea Road Monticello, MN	55362
(Address Of Principal Executive Offices)	(Zip Code)

(763) 295-9202

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Items under Sections 4, 7 and 8 are not applicable and therefore omitted.

Introductory Note

As previously disclosed, on September 5, 2018, WSI Industries, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “merger agreement”), with Polaris Industries Inc., a Delaware corporation (“Parent”), and Iceman Merger Sub, Inc., a Minnesota corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “merger”).

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On November 7, 2018, the Company terminated its $1.5 million revolving line of credit and repaid its $3.7 million mortgage with Tradition Capital Bank, resulting in the termination of the related promissory notes, loan agreements and security agreements. There were no amounts outstanding under the revolving line of credit at the time of termination.

The information set forth in the Introductory Note above and in Item 2.01 is incorporated by reference into this Item 1.02.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 7, 2018 (the “closing date”), upon the terms and subject to the conditions set forth in the merger agreement and in accordance with the applicable provisions of the Minnesota Business Corporation Act, the merger was completed. At the effective time of the merger on the closing date (the “effective time”), the separate corporate existence of Merger Sub ceased, and the Company survived the Merger as a wholly-owned subsidiary of Parent.

At the effective time, each outstanding share of common stock of the Company, par value $0.10 per share, was automatically converted as a result of the merger into the right to receive $7.00 in cash, without interest and subject to applicable withholding taxes (the “merger consideration”), other than “excluded shares” which are shares owned by Parent, the Company or any subsidiary of Parent or the Company, which excluded shares were cancelled without any consideration.

At the effective time, each unexercised stock option (including tandem stock appreciation rights) was cancelled as a result of the merger in exchange for an amount in cash equal to the excess, if any, of the merger consideration over the exercise price per share of common stock subject to such option multiplied by the number of shares of common stock subject to such option. Any outstanding options whose exercise price was equal to or greater than $7.00 per share was terminated and cancelled without any consideration being payable in respect thereof.

The aggregate consideration paid by Parent for the Company’s common stock and stock options in connection with the merger was approximately $21,588,000, which amount was funded through Parent’s cash on hand.

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The foregoing description of the merger agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the merger agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on September 6, 2018 and the terms of which are incorporated by reference herein.

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On the closing date, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that the merger had been completed. The Company also requested that Nasdaq (i) withdraw the Company’s common stock from listing on the Nasdaq Capital Market as of the close of business on November 7, 2018 and (ii) file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting the Company’s common stock and deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On the closing date, in accordance with the Company’s request, Nasdaq filed the Form 25 with the SEC.

The Company intends to file with the SEC a certification and notice on Form 15 under the Exchange Act, requesting that the registration of the Company’s common stock under Section 12(g) of the Exchange Act be terminated and that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

The information set forth in the Introductory Note above and in Item 2.01 is incorporated by reference into this Item 3.01.

ITEM 3.03	MATERIAL MODIFICATION OF THE RIGHTS OF SECURITY HOLDERS.

The information set forth in the Introductory Note above and Item 2.01 and Item 3.01 is incorporated by reference into this Item 3.03.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT.

The information set forth in the Introductory Note above and in Item 2.01 and Item 5.02 is incorporated by reference into this Item 5.01.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Pursuant to the merger agreement, each of Michael J. Pudil, Burton F. Myers II, James D. Hartman and Jack R. Veach, the directors of the Company as of immediately prior to the effective time, ceased to be directors of the Company effective at the effective time. Additionally, each of Kenneth Pucel, Robert Mack, Michael Speetzen and Lucy Clarke Dougherty, the directors of Merger Sub as of immediately prior to the effective time, became directors of the Company effective at the effective time.

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Pursuant to the merger agreement, Michael J. Pudil and Paul D. Sheely ceased to be executive officers of the Company effective at the effective time. Additionally, the officers of Merger Sub as of immediately prior to the effective time, Ken Pucel, President and Chief Executive Officer, and Kenneth Pucel (President and Chief Executive Officer), Robert Mack (Vice President), Michael Speetzen (Vice President and Chief Financial Officer) and Lucy Clarke Dougherty (Vice President and Secretary), became officers of the Company effective at the effective time.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Pursuant to the merger agreement, at the effective time, the articles of incorporation of the Company was amended and restated in its entirety to be the same as the articles of incorporation of Merger Sub as in effect immediately prior to the effective time, except that, in accordance with the merger agreement, references to the name of Merger Sub were replaced by references to “WSI Industries, Inc.” Pursuant to the merger agreement, at the effective time, the Company ceased to have any bylaws.

The full text of the amended and restated articles of incorporation of the Company are attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of September 5, 2018, by and among Polaris Industries Inc., Iceman Merger Sub, Inc., and WSI Industries, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on September 6, 2018).

3.1	Amended and Restated Articles of Incorporation of WSI Industries, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WSI INDUSTRIES, INC.

By:	/s/ Michael J. Pudil
Michael J. Pudil
President and Chief Executive Officer

Date: November 7, 2018

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